Exhibit 10.5

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) SUCH TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR (2) THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSACTION IS IN COMPLIANCE WITH EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NO TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE EFFECTED WITHOUT FIRST SURRENDERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, TO THE COMPANY OR ITS TRANSFER AGENT, IF ANY.

Warrant to Purchase Shares of

Common Stock

As Herein Described

__________, 2024

PLACEMENT AGENT

WARRANT TO PURCHASE COMMON STOCK OF

RENOVORX, INC.

This is to certify that, for value received, , or a proper assignee (the “Holder”), is entitled to purchase up to shares (“Warrant Shares”) of common stock, $0.0001 par value per share (the “Common Stock”), of RenovoRx, Inc., a Delaware corporation (the “Company”), subject to the provisions of this Warrant. This Warrant shall be exercisable at $0.99 per share of Common Stock (the “Exercise Price”). This Warrant also is subject to the following terms and conditions:

1. Exercise and Payment; Exchange.

(a) This Warrant may be exercised in whole or in part at any time from and after the date hereof (the “Commencement Date”) through 5:00 p.m., Eastern time, on the date that is five (5) years following the Commencement Date (the “Expiration Date”), at which time this Warrant shall expire and become void, but if such date is a day on which federal or state chartered banking institutions located in the State of New York are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be by presentation and surrender to the Company, or at the office of any transfer agent designated by the Company (the “Transfer Agent”), of (i) this Warrant, (ii) the attached exercise form (“Notice of Exercise”) properly executed, and (iii) unless the cashless exercise procedure specified in Section 1(b) below is specified in the applicable Notice of Exercise, the Holder’s wire of funds to the Company’s account, pursuant to wire instructions provided by the Company, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares specified in the Notice of Exercise. If this Warrant is exercised in part only, the Company or the Transfer Agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant, the properly executed Notice of Exercise, and, unless the cashless exercise procedure specified in Section 1(b) below is specified, the applicable payment as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Under no circumstance shall the Company be required to make any cash payments or net cash settlement to the Holder in lieu of delivery of the Warrant Shares.

(b) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at any time, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 1(b).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means a day on which the principal Trading Market is open for trading.

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“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(c) Conditions to Exercise or Exchange. The restrictions in Section 7 shall apply, to the extent applicable by their terms, to any exercise or exchange of this Warrant permitted by this Section 1.

(d) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable exercise notice, the Holder (together with the Holder’s Affiliates (as defined below), and any other individual or entities acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an exercise notice shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 1(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. As used herein, the term “Affiliate” means any individual or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the individual or entity in question, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

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2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares that shall be required for issuance and delivery upon exercise of this Warrant.

3. Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. Any and all calculations under this Section 3 shall be made to the nearest cent and/or rounded down to the nearest whole share, as the case may be.

4. No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5. Adjustments in Number and Exercise Price of Warrant Shares.

5.1 The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustment as follows, and all calculations under this Section 5 shall be made to the nearest cent and/or rounded down to the nearest whole share, as the case may be:

(a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

(b) If the Company declares a dividend on its Common Stock payable in shares of Common Stock or securities convertible into shares of Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

(c) If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such distribution at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

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(d) If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

(e) If the event, as a result of which an adjustment is made under paragraph (a) or (b) above, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

5.2 In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of common stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

5.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

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6. Notices to Holder. So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty (30) days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company’s shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

7. Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant Shares or Other Securities.

7.1 This Warrant may be transferred, exercised, exchanged or assigned (“transferred”), in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act, unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that this Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until this Warrant and the Warrant Shares or Other Securities are registered under the Securities Act, the Holder shall reimburse the Company for its expenses, including attorneys’ fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

7.2 Until this Warrant, the Warrant Shares or Other Securities are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant, the Warrant Shares, or Other Securities, that the transferee (who may be the Holder in the case of an exercise or exchange) represent that such transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and that the securities being transferred are being acquired for investment purposes and for the transferee’s own account and not with a view to or for sale in connection with any distribution of the security.

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7.3 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

7.4 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

8. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company with respect to the issuance of the Warrant as follows:

8.1 Experience. The Holder has substantial experience in evaluating and investing in securities in companies similar to the Company so that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company and has the capacity to protect such Holder’s own interests.

8.2 Investment. The Holder is acquiring this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) for investment for such Holder’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant (and the Warrant Shares issuable upon exercise of the Warrant) have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein.

8.3 Held Indefinitely. The Holder acknowledges that this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

8.4 Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

8.5 Legends. The Holder understands and acknowledges that the certificate(s) evidencing the securities issued by the Company will be imprinted with a restrictive legend as referenced in Section 7.1 above.

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8.6 Access to Data. The Holder has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management and the opportunity to review the Company’s facilities and business plans. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction.

8.7 Authorization. This Warrant and the agreements contemplated hereby, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with their respective terms.

8.8 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Warrant or any transaction contemplated hereby.

9. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or mailed, certified, return-receipt requested, postage prepaid to the address previously provided to the other party, or sent by fax or email (to the extent stated below). Either party hereto may from time to time, by written notice to the other party, designate a different address. If any notice or other document is sent by certified or registered mail, return receipt requested, postage prepaid, properly addressed as aforementioned, the same shall be deemed delivered seventy-two (72) hours after mailing thereof. If any notice is sent by fax or email, it will be deemed to have been delivered on the date the fax or email thereof is actually received, provided the original thereof is sent by certified mail, in the manner set forth above, within twenty-four (24) hours after the fax or email is sent.

10. Amendment. Any provision of this Warrant may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Holder.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

RENOVORX, INC.

By:
Name:	Shaun R. Bagai
Title:	Chief Executive Officer

[Signature Page to Placement Agent Warrant]

FORM OF NOTICE OF EXERCISE

To be executed upon exercise of Warrant (please print)

To: [_______________________

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________